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GUIDESTONE FUNDS

Emerging Markets Equity Fund and Global Natural Resources Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

[February 2], 2016

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to the Emerging Markets Equity Fund (“EME Fund”) and the Global Natural Resources Equity Fund (“GNRE Fund”) (together, the “Funds”), each a series of GuideStone Funds (the “Trust”).

The Board of Trustees of the Trust (“Board”) and GuideStone Financial Resources of the Southern Baptist Convention, as the majority shareholder of the GNRE Fund, have approved an amended and restated sub-advisory fee schedule to the sub-advisory agreement among the Trust, GuideStone Capital Management, LLC (“GSCM”) and SailingStone Capital Partners LLC (“SailingStone”) on behalf of the GNRE Fund. The amendment would result in an increase to the aggregate management fee payable by the GNRE Fund in an amount ranging from approximately 0.05% to 0.06%, but only if assets of the GNRE Fund allocated to SailingStone exceed certain amounts specified in the amended fee schedule. At the current amount of assets allocated to SailingStone, the GNRE Fund’s aggregate management fee will not change as a result of the amended fee schedule.

The Board has also approved: (1) the appointment of AQR Capital Management, LLC (“AQR”), an existing sub-adviser within the EME Fund, to manage an additional strategy for a portion of the EME Fund’s portfolio; and (2) the appointment of Northern Trust Investments, Inc. (“NTI”), a new sub-adviser within the GNRE Fund, to manage a portion of the GNRE Fund’s portfolio. The new sub-advisory agreement with NTI has been approved in conjunction with the termination of a sub-advisory agreement with Van Eck Associates Corporation. GSCM, the GNRE Fund’s investment adviser, believes that the appointment of NTI will enhance the diversification of the GNRE Fund’s investment portfolio and improve the GNRE’s return potential.

There will be no changes to the Funds’ investment objectives and principal investment strategies, and, under the Fund’s current asset allocations, the aggregate management fees of the Funds will not increase as a result of the appointments of AQR and NTI.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones

President

GUIDESTONE FUNDS

Emerging Markets Equity Fund and Global Natural Resources Equity Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at www.GuideStoneFunds.org/Disclosures.aspx

[February 2], 2016

This document is an Information Statement for shareholders of the Emerging Markets Equity Fund (the “EME Fund”) and the Global Natural Resources Equity Fund (the “GNRE Fund”) (each a “Fund” and together, the “Funds”), each a series of GuideStone Funds (the “Trust”). GuideStone Capital Management, LLC (“GSCM” or the “Adviser”) serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498. The Funds’ principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent and administration and fund accounting agent to the Funds and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about [February 2], 2016 to the shareholders of record of each Fund as of January 15, 2016 (the “Record Date”).

As disclosed in the Funds’ prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times directly or indirectly controls the vote of at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. In addition, GuideStone Financial Resources, as of the date of its approval, directly or indirectly controlled the vote of at least 60% of each Fund’s shares. This means that GuideStone Financial Resources, which is an affiliate of the Adviser, controls the vote on any matter that requires shareholder approval. The Board of Trustees of the Trust (“Board”) and GuideStone Financial Resources have approved, as further described herein, an amended and restated sub-advisory fee schedule to the sub-advisory agreement among the Trust, GSCM and SailingStone Capital Partners LLC (“SailingStone”) on behalf of the GNRE Fund. The amendment would result in an increase to the aggregate management fee payable by the GNRE Fund in an amount ranging from approximately 0.05% to 0.06%, but only if assets of the GNRE Fund allocated to SailingStone exceed certain amounts specified in the amended fee schedule. This Information Statement is provided to you solely for information purposes.

As described in the Funds’ prospectus, the assets of each Fund are, or may be, allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission to permit the Adviser and the Board to select and replace sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval. Accordingly, the Adviser is able, subject to the approval of the Board, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval, provided there is not an increase in the overall management and advisory fees payable by the Funds. The Trust and the Adviser have also received exemptive relief that permits the Trust to disclose the aggregate management fee payable by each Fund to the Fund’s sub-advisers as a group and to the Adviser, rather than disclosing sub-advisory fees payable to individual sub-advisers.

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to our website at www.GuideStoneFunds.org.

As of the Record Date, there were issued and outstanding 37,560,104.075 shares of the EME Fund’s Investor Class, 3,687,101.850 shares of the EME Fund’s Institutional Class and 36,038,938.197 shares of the GNRE Fund’s Investor Class. Appendix A of this Information Statement lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, officers of the Funds and the Trustees, as a group, owned less than 1% of the outstanding shares of the Institutional Class and Investor Class of each Fund as of the Record Date.

I.	Introduction

On September 18, 2015, the Board voted to approve, and recommended that the shareholders of the GNRE Fund vote to approve, an amended and restated sub-advisory fee schedule to the sub-advisory agreement among the Trust, the Adviser and SailingStone on behalf of the GNRE Fund (the “Amended SailingStone Agreement”). The Amended SailingStone Agreement would result in an increase to the aggregate management fee payable by the GNRE Fund in an amount ranging from approximately 0.05% to 0.06%, but only if assets of the GNRE Fund allocated to SailingStone exceed certain amounts specified in the sub-advisory fee schedule. At the current amount of assets allocated to SailingStone, the GNRE Fund’s aggregate management fee will not change as a result of the amended sub-advisory fee schedule. GuideStone Financial Resources, as the majority voting shareholder of the Trust and the GNRE Fund, has approved by written consent the Amended SailingStone Agreement.

On November 6, the Board voted to approve (1) the appointment of AQR Capital Management, LLC (“AQR”), an existing sub-adviser within the EME Fund, to manage an additional strategy for a portion of the EME Fund’s portfolio; and (2) the appointment of Northern Trust Investments, Inc. (“NTI”), a new sub-adviser within the GNRE Fund, to manage a portion of the GNRE Fund’s portfolio. NTI replaced Van Eck Associates Corporation (“Van Eck”), which had served as a sub-adviser to the GNRE Fund. There will be no changes to either Fund’s investment objectives, principal investment strategies or principal investment risks, and the aggregate management fee of each Fund will not increase as a result of the appointments of AQR and NTI.

II.	Global Natural Resources Equity Fund: Approval of Amended SailingStone Agreement

Background. At a regular, in-person meeting held on September 17-18, 2015, the Board, including a majority of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as “interested persons” is defined within Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), unanimously approved a proposal by the Adviser to amend the current sub-advisory agreement among the Trust, the Adviser and SailingStone on behalf of the GNRE Fund (the “Current SailingStone Agreement”) to be effective on or about February 22, 2016 and determined to recommend shareholder approval of the Amended SailingStone Agreement. The Amended SailingStone Agreement includes an amended sub-advisory fee schedule that provides for a tiered sub-advisory fee schedule, under which the effective sub-advisory fee rate varies at different levels of assets managed by SailingStone. Based on the current level of assets of the GNRE Fund allocated to SailingStone, the GNRE Fund’s aggregate management fee will not change as a result of the amended sub-advisory fee schedule. However, if assets of the GNRE Fund allocated to SailingStone exceed certain higher levels specified in the amended sub-advisory fee schedule, the aggregate management fee payable by the GNRE Fund would increase in an amount ranging from approximately 0.05% to 0.06%. The factors considered by the Board in approving the Amended SailingStone Agreement are described below in “Board Considerations.” Other than the change to the sub-advisory fee schedule of the Amended SailingStone Agreement, the terms of the Amended SailingStone Agreement are identical in all material respects to the Current SailingStone Agreement.

Information Regarding SailingStone. SailingStone is a Delaware limited liability company that provides investment advisory services to institutional investors. As of December 31, 2015, SailingStone had assets under management of approximately $4.6 billion. The firm is independently owned by eight equity owners, including all members of the investment management team. MacKenzie B. Davis, CFA, and Kenneth L. Settles, Jr., CFA, each hold more than 25% but less than 50% of the ownership interest in SailingStone. Messrs. Davis and Settles are responsible for the day-to-day management for the portion of the GNRE Fund’s assets assigned to SailingStone, and each hold the title of Managing Member. More information about SailingStone is provided in Appendix B.

Description of the Current SailingStone Agreement and the Amended SailingStone Agreement. The Current SailingStone Agreement became effective on June 2, 2014, and was most recently approved by the Board at its September 17-18, 2015 meeting. The Amended SailingStone Agreement is anticipated to become effective on or about February 22, 2016. Except with respect to the amended fee schedule and the effective date of this change, the terms of the Amended SailingStone Agreement are identical in all respects to the Current SailingStone Agreement. This description of the Amended SailingStone Agreement is qualified in its entirety by the form of the agreement itself, which is included as Appendix C. The following description of the Amended SailingStone Agreement applies equally to the Current SailingStone Agreement, except with respect to the fee schedule. The Amended SailingStone Agreement will continue in effect only if approved annually by the Board or by the vote of shareholders of the majority of the outstanding shares of that Fund, and also, in either event, if approved by a majority of the Independent Trustees.

Under the Amended SailingStone Agreement, SailingStone will manage the assets of the GNRE Fund that are allocated to SailingStone by the Adviser. SailingStone has discretion pursuant to the Amended SailingStone Agreement to purchase and sell securities for its allocated segment of the GNRE Fund’s assets in accordance with the GNRE Fund’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to SailingStone. Although SailingStone is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The Amended SailingStone Agreement recognizes that SailingStone may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The Amended SailingStone Agreement also provides that SailingStone will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions SailingStone effects on behalf of the GNRE Fund and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the GNRE Fund’s performance with respect to SailingStone’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that SailingStone normally makes available to its institutional investors or other customers.

The Amended SailingStone Agreement does not protect SailingStone against liability to the GNRE Fund or its shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance, or breach of, its duties and obligations under the Amended SailingStone Agreement. The Amended SailingStone Agreement will terminate automatically with respect to the GNRE Fund upon assignment or upon the termination of the GNRE Fund’s Advisory Agreement with the Adviser. The Amended SailingStone Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

It is expected that the Amended SailingStone Agreement will have no effect on the nature, extent or quality of services being provided to the shareholders of the GNRE Fund. Shareholders will continue to receive the same level and quality of services that they have been receiving.

Board Considerations. In making its determination to approve the Amended SailingStone Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the nature, extent and quality of the services to be provided by SailingStone. In evaluating the nature, extent and quality of the investment management services to be provided by SailingStone under the Amended SailingStone Agreement, the Board considered, among other things, that there were no differences between the Amended SailingStone Agreement and the Current SailingStone Agreement, except for the fee schedule, and that there would not be any diminution in the nature, quality and extent of services provided to the GNRE Fund and its shareholders under the Amended SailingStone Agreement. In this regard, the Board noted that it is expected that SailingStone will continue to provide high quality of services under the Amended SailingStone Agreement.

The Board considered the services that had been provided by SailingStone under the Current SailingStone Agreement, which were not expected to change, and determined that it was satisfied with the nature, extent and quality of services provided by SailingStone to the GNRE Fund. In this regard, the Board noted, among other things, SailingStone’s experience in serving as a sub-adviser to the GNRE Fund, noting it provides investment advice to various clients; the experience of key personnel in providing investment management services and the systems used by such persons and the ability of SailingStone to attract and retain capable personnel; and the reputation, compliance history, compliance program and financial condition of SailingStone. The Board considered the structure of the GNRE Fund and the particular role SailingStone plays in that structure and in achieving the GNRE Fund’s overall investment objective. The Board also noted the market conditions for SailingStone’s strategy during recent periods. The Board concluded that the GNRE Fund is likely to continue to benefit from the nature, quality and extent of these services as a result of SailingStone’s experience, personnel, operations and resources.

The Board considered the fees to be paid to SailingStone under the Amended SailingStone Agreement, as well as the overall fee structure under the Amended SailingStone Agreement, in light of the nature, extent and quality of the services to be provided. The Board took into account the profitability and the financial capability of SailingStone in light of information presented at the meeting. In light of these considerations, the Board concluded that the profits realized by SailingStone appeared reasonable. The Board noted that based on the current amount of assets of the GNRE Fund allocated to SailingStone, and the Adviser’s estimate of the amount of assets expected to be managed by SailingStone over the coming year, the GNRE Fund’s aggregate management fee is not expected to change over the coming year as a result of the Amended SailingStone Agreement. Accordingly, the Board noted that SailingStone did not expect its profitability to be materially affected as a result of the Amended SailingStone Agreement. The Board considered how SailingStone calculates costs and how, and the extent to which, such costs would be allocated to the GNRE Fund.

The Board considered the Adviser’s assessment of SailingStone’s financial condition. The Board noted that the Adviser, after reviewing certain financial information provided by SailingStone, believed that SailingStone was financially sound. The Trustees also considered the Adviser’s representations in the materials prepared for this meeting, and the discussions earlier in the meeting, and took into account the Adviser’s representation that it would continue to monitor the financial condition of SailingStone.

The Trustees considered the extent to which the fees to be paid to SailingStone reflected economies of scale. The Trustees noted that SailingStone’s fee schedule reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints. The Board also noted that the GNRE Fund, and not the Adviser, pays fees to SailingStone directly. Therefore, the Amended SailingStone Agreement, when it becomes effective, is not expected to affect the Adviser’s profitability. The Board noted that the aggregate management fee for the GNRE Fund would continue to remain competitive with fees paid by other mutual funds to other advisers. The Board also reviewed information provided by SailingStone regarding the fees it charges to other investment companies for comparable services, noting that taking into account the potential fee increase (which, if the GNRE Fund’s assets allocated to SailingStone reach certain higher levels specified in the Amended SailingStone Agreement, would result in an increase of ranging from approximately 0.05% to 0.06% in the aggregate management fee payable by GNRE Fund), the proposed compensation to be paid by the GNRE Fund under the Amended SailingStone Agreement compared favorably to the fees SailingStone charges other investment companies and was consistent with SailingStone’s standard fee schedule.

The Board considered the potential “fall-out” or ancillary benefits that are expected to accrue to SailingStone through its relationship as sub-adviser to the GNRE Fund. The Board concluded that any potential benefits to be derived by SailingStone included potential access to research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of SailingStone. In addition, since January 1, 2015, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which SailingStone, any parent or subsidiary of SailingStone or any subsidiary of a parent of such entities was, or is to be, a party.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that SailingStone would continue to provide investment management services that are appropriate in scope and that the fees paid to SailingStone by the GNRE Fund under the Amended SailingStone Agreement were fair and reasonable in light of the nature, extent and quality of services to be performed. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

III.	Emerging Markets Equity Fund: Appointment of AQR Capital Management, LLC

Appointment. At a regular, in-person meeting held on November 5-6, 2015, the Board, including a majority of the Independent Trustees, unanimously approved a proposal by the Adviser to engage AQR to provide sub-advisory services related with respect to a portion of the EME Fund’s assets pursuant to a sub-advisory agreement between the Trust, the Adviser and AQR (the “AQR Agreement”). AQR has served as a sub-adviser within the EME Fund since the EME Fund’s inception on October 31, 2013. This Information Statement relates to the appointment of AQR to manage an additional strategy within the EME Fund, commencing on or about December 17, 2015. In addition to AQR, Genesis Asset Managers, LLP and Genesis Investment Management, LLP (the current sub-advisers of the EME Fund), each of which will continue to provide sub-advisory services with respect to their allocation of the EME Fund’s assets.

The Adviser’s recommendation to hire AQR was based on its analysis of the EME Fund’s investment objective and the structure of the underlying sub-adviser composite of the EME Fund. The Adviser’s recommendation is intended to maintain the EME Fund’s current risk and return profile and investment characteristics as assets grow within the Fund.

Board Considerations. In making its determination to hire AQR, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the nature, extent and quality of the services to be provided by AQR, the past performance records of similar accounts managed by personnel of AQR who would be managing the portfolio of the EME Fund, fees charged to comparable clients and information regarding AQR’s ownership structure, investment management experience, clients, key personnel, the ability to attract and retain capable personnel, assets under management, compliance policies and procedures, compliance history, reputation, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend AQR. The Board received and considered information about the potential of AQR to contribute economies of scale as the EME Fund grows in size. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to AQR’s stated fee schedule. In addition, the Trustees noted that the sub-adviser’s fee schedule included a breakpoint that would reduce the sub-advisory fee charged if a specified asset level is reached in the future.

Because this engagement with AQR is new within the EME Fund, there is no historical profitability information with regard to this assignment within the EME Fund. The Board did note, however, that AQR did provide an estimate of profitability, which appeared reasonable to the Board. The Trustees considered the Adviser’s assessment of AQR’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by AQR, believed that AQR was financially sound.

The Board considered the fees to be paid to AQR under the AQR Agreement, as well as the overall fee structure under the AQR Agreement, in light of the nature, extent and quality of the services to be provided. The Board noted that the EME Fund’s aggregate management fees would not increase as a result of the appointment of AQR. The Board also noted that the EME Fund, and not the Adviser, pays fees to AQR directly. Therefore, the appointment of AQR is not expected to affect the Adviser’s profitability. The Board noted that the aggregate management fee for the EME Fund would continue to be competitive with fees paid by other mutual funds to other advisers. The Board also considered how AQR calculates costs and how, and the extent to which, such costs would be allocated to the EME Fund.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by AQR and its affiliates as a result of its arrangements with the EME Fund. The Board concluded that any potential benefits to be derived by AQR included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered the Emerging Markets Integrated Alpha Strategy (“Integrated Alpha Strategy”) proposed to be implemented by AQR with respect to approximately 19% of the EME Fund’s assets that the Adviser intends to allocate to AQR. The Board noted that the strategy will complement the other strategies currently utilized in the EME Fund and, as such, will maintain the EME Fund’s dedicated, emerging markets exposure and potential return source diversification. While noting that past performance does not indicate future results, the Trustees considered the back-tested performance results of the Integrated Alpha Strategy being proposed considering its limited performance history (inception date of June 1, 2015). The Trustees noted that the back-tested Integrated Alpha Strategy’s performance would have outperformed its benchmark (MSCI EM Index), gross of fees, over the one-, three-, five-, seven- and 10-year and since inception periods ended May 31, 2015. The Trustees further noted that a transition manager would not be utilized due to the reallocation of assets among the two AQR strategies within the EME Fund but did consider the anticipated costs of the transition.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of AQR. In addition, since January 1, 2015, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which AQR, any parent or subsidiary of AQR or any subsidiary of a parent of such entities was, or is to be, a party.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that AQR would provide investment management services that are appropriate in scope and that the fees paid to AQR by the EME fund under the AQR Agreement were fair and reasonable in light of the nature, extent and quality of services to be performed. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

Information Regarding AQR. AQR is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The firm employees a disciplined multi-asset, global research process, and investment decisions are made using a series of global asset allocation, arbitrage and security selection models and implemented using proprietary trading and risk-management systems. AQR’s systematic and disciplined process is essential to achieve long-term success in investment and risk management. The principals of the firm have been pursuing this research since the late 1980s and have been implementing this research in one form or another since 1993. The firm’s founding principals, Clifford S. Asness, Ph.D., David G. Kabiller, CFA, Robert J. Krail and John M. Liew, Ph.D., and several colleagues founded AQR in January 1998. As of December 31, 2015, AQR managed approximately $141.4 billion in total assets across a series of investment products for investors from the United States, Europe, Asia and Australia. Affiliated Managers Group owns a modest minority stake in AQR; however, AQR’s principals own the majority of AQR (i.e., greater than 75%) and maintain independence of the investment process and the management of the firm. The portfolio managers who are jointly and primarily responsible for the day-to-day management of the AQR Integrated Alpha Strategy are Jacques A. Friedman, Oktay Kurbanov and Lars N. Nielsen. Messrs. Friedman, Kurbanov and Nielsen are each a Principal of AQR. Messrs. Friedman and Kurbanov have been at AQR since the firm’s inception in 1998, and Mr. Nielsen has been at AQR since 2000. More information about AQR is provided in Appendix D.

Comparison of the Management Fees. The aggregate management fees paid by the EME Fund will not increase compared to the aggregate management fees paid by the EME Fund prior to the effective date of the AQR Agreement. The EME Fund, not the Adviser, pays the sub-advisory fees to AQR directly; therefore, the appointment of AQR is not expected to affect the Adviser’s profitability. Prior to the effectiveness of the AQR Agreement, the Institutional Class and Investor Class of the EME Fund paid aggregate management fees, non-inclusive of any applicable waiver, of 1.14% of average daily net assets for the year ended December 31, 2015. For the fiscal year ended December 31, 2015, the aggregate management fees paid by the EME Fund to the Adviser, non-inclusive of any waiver, and the sub-advisers to the EME Fund, both as a dollar amount and as a percentage of the EME Fund’s net assets, were $1,147,595 (0.38%) and $2,328,018 (0.76%), respectively.

Description of the AQR Agreement. The AQR Agreement became effective on December 15, 2015. This description of the AQR Agreement is qualified in its entirety by the Form of Sub-Advisory Agreement, which is included in Appendix F. Except as to compensation and effective date, the terms of the AQR Agreement are substantially identical in all respects to the investment sub-advisory agreements between the Trust, the Adviser and the Trust’s other sub-advisers. The AQR Agreement will continue in effect for an initial term of two years. Thereafter, the AQR Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Funds, and also, in either event, if approved by a majority of the Independent Trustees.

Under the AQR Agreement, AQR will manage the assets of the EME Fund that are allocated to AQR by the Adviser. AQR has discretion pursuant to the AQR Agreement to purchase and sell securities for its allocated segment of the EME Fund’s assets in accordance with the EME Fund’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to AQR. Although AQR is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The AQR Agreement recognizes that AQR may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The AQR Agreement also provides that AQR will (1) maintain all books and records required to be maintained by them pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions AQR effects on behalf of the EME Fund and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the EME Fund’s performance with respect to AQR’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that AQR normally makes available to its institutional investors or other customers.

The AQR Agreement does not protect AQR against liability to the EME Fund or its shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance, or breach of, its duties and obligations under the AQR Agreement. The AQR Agreement will terminate automatically with respect to the EME Fund upon assignment or upon the termination of the EME Fund’s Advisory Agreement with the Adviser. The AQR Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

IV.	Global Natural Resources Equity Fund: Appointment of Northern Trust Investments, Inc.

Appointment. At a regular, in-person meeting held on November 5-6, 2015, the Board, including a majority of the Independent Trustees, unanimously approved a proposal by the Adviser to engage NTI to provide sub-advisory services with respect to a portion of the GNRE Fund’s assets pursuant to a sub-advisory agreement between the Trust, the Adviser and NTI (the “NTI Agreement”). This Information Statement relates to the appointment of NTI as a replacement for Van Eck, which was terminated on November 19, 2015, in accordance with the investment determinations of the Adviser pursuant to manager-of-managers relief. NTI began providing sub-advisory services on or about December 15, 2015. NTI joins SailingStone (the current sub-adviser of the GNRE Fund), which will continue to provide sub-advisory services with respect to its allocation of the GNRE Fund’s assets.

The Adviser’s recommendation to hire NTI was based on its analysis of the GNRE Fund’s investment objective and the structure of the underlying sub-adviser composite of the GNRE Fund. The Adviser’s recommendation is intended to provide enhanced diversification to the GNRE Fund and to improve the GNRE Fund’s return potential.

Board Considerations. In making its determination to hire NTI, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the nature, extent and quality of the services to be provided by NTI, the past performance records of similar accounts managed by relevant personnel of NTI, fees charged to comparable clients and information regarding NTI’s ownership structure, investment management experience, investment philosophies and processes, assets under management, clients, key personnel, ability of NTI to attract and retain capable personnel, compliance policies and procedures, compliance history, reputation and brokerage and soft dollar practices. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend NTI. The Board received and considered information about the potential of NTI to contribute economies of scale as the GNRE Fund grows in size. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to NTI’s stated fee schedule. In addition, the Trustees noted that the sub-adviser’s fee schedule included a breakpoint that would reduce the sub-advisory fee charged if a specified asset level is reached in the future.

Because this engagement with NTI is new within the GNRE Fund, there is no historical profitability information with regard to this assignment within the GNRE Fund. The Board did note, however, that NTI did provide an estimate of profitability, which appeared reasonable to the Board. The Trustees considered the Adviser’s assessment of NTI’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by NTI, believed that NTI was financially sound.

The Board considered the fees to be paid to NTI under the NTI Agreement, as well as the overall fee structure under the NTI Agreement, in light of the nature, extent and quality of the services to be provided. The Board noted that the GNRE Fund’s aggregate management fees would not increase as a result of the appointment of NTI. The Board also noted that the GNRE Fund, and not the Adviser, pays fees to NTI directly. Therefore, the appointment of NTI is not expected to affect the Adviser’s profitability. The Board noted that the aggregate management fee for the GNRE Fund would continue to be competitive with fees paid by other mutual funds to other advisers. The Board also considered how NTI calculates costs and how, and the extent to which, such costs would be allocated to the GNRE Fund.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by NTI and its affiliates as a result of its arrangements with the GNRE Fund. The Board concluded that any potential benefits to be derived by NTI included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered the passively managed index strategy proposed to be implemented by NTI with respect to approximately 25% of the GNRE Fund’s assets that the Adviser intends to allocate to NTI. The Board noted the Adviser’s determination that the strategy will complement the other strategy currently utilized in the GNRE Fund and, as such, will enhance the GNRE Fund’s potential to provide long-term capital appreciation. While noting that past performance does not indicate future results, the Trustees considered the performance results of the strategy’s benchmark index (MSCI World Commodity Producers Index) being proposed, noting NTI does not currently manage a passive strategy to this benchmark. The Trustees noted that the Adviser will utilize a transition manager to transition to NTI its allocation of the GNRE Fund’s assets and considered the anticipated costs of the transition.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that NTI would provide investment management services that are appropriate in scope and that the fees paid to NTI by the GNRE Fund under the NTI Agreement were fair and reasonable in light of the nature, extent and quality of services to be performed. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of NTI. In addition, since January 1, 2015, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which NTI, any parent or subsidiary of NTI or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding NTI. Founded in 1988, NTI, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Advisers Act. NTI primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of December 31, 2015, Northern Trust Corporation through its subsidiaries had assets under custody of [$6.0] trillion and assets under investment management of [$887] billion. Patrick Dwyer, Vice President, and Michael O’Connor, Vice President, are responsible for the day-to-day management of the passively managed GNRE strategies. More information about NTI is provided in Appendix E.

Comparison of the Management Fees. The aggregate management fees paid by the GNRE Fund will not increase compared to the aggregate management fees paid by the GNRE Fund prior to the effective date of the NTI Agreement. The GNRE Fund, not the Adviser, pays the sub-advisory fees to NTI directly; therefore, the appointment of NTI is not expected to affect the Adviser’s profitability. Prior to the effectiveness of the NTI Agreement, the Investor Class of the GNRE Fund paid aggregate management fees, non-inclusive of any applicable waiver, of 1.00% of average daily net assets for the year ended December 31, 2015. For the fiscal year ended December 31, 2015, the aggregate management fees paid by the GNRE Fund to the Adviser, non-inclusive of any applicable waiver, and the sub-advisers to the GNRE Fund, both as a dollar amount and as a percentage of the GNRE Fund’s net assets, were $968,077 (0.37%) and $1,652,163 (0.63%), respectively.

Description of the NTI Agreement. The NTI Agreement became effective on December 3, 2015. This description of the NTI Agreement is qualified in its entirety by the Form of Sub-Advisory Agreement, which is included in Appendix F. Except as to compensation and effective date, the terms of the NTI Agreement are substantially identical in all respects to the investment sub-advisory agreements between the Trust, the Adviser and the Trust’s other sub-advisers. The NTI Agreement will continue in effect for an initial term of two years. Thereafter, the NTI Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Funds, and also, in either event, if approved by a majority of the Independent Trustees.

Under the NTI Agreement, NTI will manage the assets of the GNRE Fund that are allocated to NTI by the Adviser. NTI has discretion pursuant to the NTI Agreement to purchase and sell securities for its allocated segment of the GNRE Fund’s assets in accordance with the GNRE Fund’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser to NTI. Although NTI is subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The NTI Agreement recognizes that NTI may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The NTI Agreement also provides that NTI will (1) maintain all books and records required to be maintained by them pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions NTI effects on behalf of the GNRE Fund and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the GNRE Fund’s performance with respect to NTI’s investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that NTI normally makes available to its institutional investors or other customers.

The NTI Agreement does not protect NTI against liability to the GNRE Fund or its shareholders to which the firm might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance, or breach of, its duties and obligations under the NTI Agreement. The NTI Agreement will terminate automatically with respect to the GNRE Fund upon assignment or upon the termination of the GNRE Fund’s Advisory Agreement with the Adviser. The NTI Agreement may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, the Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Fund’s sub-advisers, with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Funds’ sub-advisers. For the fiscal year ended December 31, 2015, the Funds did not engage in any affiliated brokerage transactions.

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Harold R. Loftin, Jr., Chief Legal Officer and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498 or by calling 1-888-GS-FUNDS (1-888-473-8637). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Harold R. Loftin, Jr.

Chief Legal Officer and Secretary

[February 2], 2016

APPENDIX A

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF THE

EMERGING MARKETS EQUITY FUND OR GLOBAL NATURAL RESOURCES EQUITY FUND

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of January 15, 2016 (Percentage of shares owned rounded to the nearest whole percentage)
Emerging Markets Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	1,498,781.839	41%
Emerging Markets Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	1,060,108.021	29%
Emerging Markets Equity Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	361,690.477	10%
Emerging Markets Equity Fund Investor Class	National Financial Services LLC For the Exclusive Benefit of Our Cust Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	250,011.652	7%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	8,648,373.537	24%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	6,464,835.859	18%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	3,997,392.493	11%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources Fixed Benefit Fund PO Box 2190 Dallas TX 75221-2190	2,849,819.994	8%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	2,564,447.498	7%
Global Natural Resources Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	2,256,115.784	6%
Global Natural Resources Equity Fund Investor Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas TX 75221-2190	1,842,012.875	5%
Global Natural Resources Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	1,806,565.627	5%

A-1

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of January 15, 2016 (Percentage of shares owned rounded to the nearest whole percentage)
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	10,070,670.854	27%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	7,861,417.255	21%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	5,579,459.875	15%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas TX 75221-2190	3,689,028.265	10%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas TX 75221-2190	3,362,028.265	9%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas TX 75221-2190	2,787,968.691	7%

A-2

APPENDIX B

MORE INFORMATION ABOUT SAILINGSTONE

SailingStone, with principal offices at One California Street, Suite 3050, San Francisco, California 94111, is an SEC-registered investment adviser, founded in 2014 with approximately $4.6 billion in assets as of December 31, 2015. The firm is independently owned by eight equity owners, including all members of the investment management team. MacKenzie B. Davis, CFA, and Kenneth L. Settles, Jr., CFA, each hold more than 25% but less than 50% of the ownership interest in SailingStone.

Listed below are the names, addresses and principal occupations during the past five years for the directors and officers of SailingStone:

Name	Position(s) with SailingStone/ Principal Occupations
MacKenzie B. Davis	Managing Partner and Co-Portfolio Manager since June 2014. Investment Analyst and Co-Manager of Global Natural Resources Strategies at RS Investment Management Co. LLC (“RS Investments”) from 2004 to 2014.
Kenneth L. Settles, Jr.	Managing Partner and Co-Portfolio Manager since June 2014. Investment Analyst and Co-Manager of Global Natural Resources Strategies at RS Investment Management Co. LLC (“RS Investments”) from 2006 to 2014.
James Bruce	Partner and Investment Analyst since June 2014. Investment Analyst at RS Investments from 2012 to 2014. Co-Portfolio Manager and Analyst at Perpetual Investments from 2002 to 2012.
Brian Lively	Partner and Investment Analyst since June 2014. Investment Analyst at RS Investments from 2013 to 2014. Managing Director at Tudor, Pickering, Holt & Co. from 2008 to 2013.
Martin Engel	Partner and Investment Analyst since June 2014. Investment Analyst at RS Investments from 2007 to 2014.
Kathlyne Kiaie	Chief Compliance Officer since December 2013. Chief Compliance Officer and Co-Founder of First Oak Capital Management LLC from 2010 to 2013. Chief Compliance Officer of Seasons Capital Management, LLC from 2005 to 2010.

B-1

Name	Position(s) with SailingStone/ Principal Occupations
James Klescewski	Partner since January 2015 and Chief Financial Officer since January 2014. Chief Financial Officer and Chief Compliance Officer of Manifold Partners during 2013. Chief Financial Officer and Mutual Fund Treasurer of RS Investments from 2006 to 2012.

The business address of each person listed above is the same as the address for SailingStone.

SailingStone also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the GNRE Fund:

Fund	Approximate Net Assets as of December 31, 2015 (in millions)	Annual Investment Advisory Fee
RS Global Natural Resources Fund	$1,535	0.50% on first $1 billion 0.32% on next $1 billion 0.22% on remainder

B-2

APPENDIX C

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Contract”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT, LLC (“Adviser”), a non-profit limited liability company organized under the laws of the State of Texas, and                                     , a registered investment advisor organized under the laws of the State of                      (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the                          (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.        Appointment. The Adviser hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser.

2.        Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.        Duties as Sub-Adviser.

(a)       Subject to the supervision and direction of the Trust’s Board of Trustees (“Board”) and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)       In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)       The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(d)       Except as permitted by law or an exemptive order or rule of the SEC, and policies and procedures adopted by the Board thereunder, the Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker and/or dealer that is (i) an affiliated person of the Trust, including the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)       The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(f)       All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the

Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(g)       The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h)       In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

4.        Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”) and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5.        Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6.        Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7.        Compensation. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.        Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.        Indemnification.

(a)       The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b)       The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c)       The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d)       The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

10.        Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)        The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

(b)       The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

11.        Representations of Adviser. The Adviser represents, warrants and agrees that:

(a)       The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)       The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.        Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a)       The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b)       The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(c)       The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

(d)       The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(e)       The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(f)       The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

13.        Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.        Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15.        Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16.        Duration and Termination.

(a)       Unless sooner terminated as provided herein, this Contract shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund, unless any requirement for a vote of the outstanding voting securities of a Fund is rendered inapplicable by an order of the exemption from the SEC.

(b)       Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

17.        Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18.        Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.        Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.        Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

21. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail – return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Melanie Childers. All notices provided to the Sub-Adviser will be sent to the attention of                                     .

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of                     .1

.		GUIDESTONE FUNDS –

2401 Cedar Springs Road
Dallas, Texas 75201
Attest
By:		By:
Name:	Melanie Childers	Name:	John R. Jones
Title:	Vice President – Fund Operations	Title:	President

GUIDESTONE CAPITAL MANAGEMENT, LLC
2401 Cedar Springs Road
Dallas, Texas 75201
Attest
By:		By:
Name:	Matt L. Peden	Name:	Ronald C. Dugan, Jr.
Title:	Vice President and Chief Investment Officer	Title:	President

SUB-ADVISER

Attest
By:		By:
Name:		Name:
Title:		Title:

1 Original Contract dated

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE

Monthly

1.	Transaction and valuation reports, including investment performance.
2.

Report showing the derivative holdings. Such report showing derivative holdings should include a detailed calculation indicating the account is in compliance with the CFTC exemption provisions as outlined in the Investment Manager Mandate, and, if not specifically addressed within the Investment Manager Mandate, one of the following exemptions allowed under CFTC Rule 4.5 for registered mutual funds: (1) the percentage of the aggregate net notional value of all derivative positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio; or (2) the percentage of the aggregate initial margin and premiums for all positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio.

3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.
2.

Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management, LLC any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.	Commission recapture report.
4.

All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

5.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.
6.	Attribution analysis report.
7.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.
8.

Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

9.	Report on notice of regulatory examinations and copies of any exam reports.

Annually

1.

SAS 70 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated proxy voting policy.
3.	Current code of ethics and Rule 17j-1 certification paragraph.
4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.
5.	Updated form ADV parts I and II, or more frequently if revised during the year.

Periodic

1.

Immediately furnish all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.

Promptly notify GuideStone Capital Management, LLC of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.	Timely advise GuideStone Capital Management, LLC of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.
4.	Advise GuideStone Capital Management, LLC of any changes in the Fund Account manager.
5.	Promptly inform GuideStone Capital Management, LLC of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.
6.	Meet with GuideStone Capital Management, LLC on a periodic basis for a formal Fund Account review.
7.	Advise GuideStone Capital Management, LLC of any pertinent issues that the Sub-Adviser deems to be of significant interest.
8.	Provide GuideStone Capital Management, LLC with reports or other information regarding brokerage and benefits received there from.
9.	Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the Sub-Adviser.
10.	Promptly notify GuideStone Capital Management, LLC of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management, LLC (“Adviser”) and                         , (“Sub-Adviser”) relating to the                              (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets	Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

Ronald C. Dugan, Jr.	President

Matt L. Peden	Vice President and Chief Investment Officer

Patrick Pattison	Vice President and Treasurer

Melanie Childers	Vice President – Fund Operations

Harold R. Loftin, Jr.	Secretary

Ronald W. Bass	Chief Compliance Officer

APPENDIX D

MORE INFORMATION ABOUT AQR

AQR, with principal offices at Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830, is an SEC-registered investment adviser, founded in 1998 with $141.4 billion in assets under management as of December 31, 2015. AQR Capital Management Holdings LLC (“AQR Holdings”), Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut 06830, is the sole member of AQR. AQR Capital Management Group, L.P. (“AQR Group”) is the majority owner of AQR Holdings. Clifford S. Asness, Ph.D. is the principal owner of AQR Group (owns between 25% and 50%).

Listed below are the names, addresses and principal occupations during the past five years for the principal executive officers, directors and general partners of AQR:

Name	Position(s) with AQR/Principal Occupations
Clifford S. Asness, Ph.D.	Managing and Founding Principal
David G. Kabiller, CFA	Founding Principal
John M. Liew, Ph.D.	Founding Principal
Bradley D. Asness	Principal, Chief Legal Officer
John B. Howard	Principal, Chief Financial Officer and Chief Operating Officer
Brendan R. Kalb	Managing Director, General Counsel
H.J. Willcox	Managing Director, Chief Compliance Officer
Michael L. Aghassi	Principal
Gregor M. Andrade, Ph.D.	Principal
Jeff Dunn	Principal
Andrea Frazzini, Ph.D.	Principal
Jacques A. Friedman	Principal
Jeremy M. Getson, CFA	Principal
Marco Hanig	Principal
Brian K. Hurst	Principal
Antti Ilmanen	Principal
Ronen Israel	Principal
Michael A. Katz	Principal
Oktay Kurbanov	Principal
Stephan J. Mellas	Principal
Michael A. Mendelson	Principal
Tobias Moskowitz	Principal
Lars N. Nielson	Principal
Yao Hua Ooi	Principal
Christopher Palazzolo	Principal
Lasse H. Pederson, Ph.D.	Principal

The business address of each person listed above is the same as the address for AQR.

D-1

AQR does not currently serve as investment adviser or sub-adviser to investment companies which employ the AQR Integrated Alpha Strategy and have investment objectives similar to the EME Fund.

D-2

APPENDIX E

MORE INFORMATION ABOUT NTI

NTI, with principal offices at 50 South LaSalle Street, Chicago, Illinois 60603, was founded in 1988 and is an Illinois State Banking Corporation and an SEC-registered investment adviser. NTI primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. NTI is a subsidiary of Northern Trust Corporation, which is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of December 31, 2015, Northern Trust Corporation through its subsidiaries had assets under custody of [$6.0] trillion and assets under investment management of [$887] billion.

Listed below are the names, addresses and principal occupations during the past five years for the principal executive officers, directors and general partners of NTI:

Name	Position(s) with NTI/Principal Occupations
Richard Bartholomew	Executive Vice President, Chief Risk Officer and Assistant Trust Officer
Robert P. Browne	Executive Vice President, Chief Investment Officer, Senior Trust Officer and Director
Craig R. Carberry	Senior Vice President, Associate General Counsel, Chief Compliance Officer and Secretary
Christopher W. Carlson	Executive Vice President, Chief Operating Officer, Cashier and Director
Sheri B. Hawkins	Senior Vice President, Chief Financial Officer, Treasurer and Director
Joseph W. McInerney	Senior Vice President and Director
Stephen N. Potter	President, Chief Executive Officer, President and Chairman
Shundrawn A. Thomas	Executive Vice President and Director
Jason Tyler	Executive Vice President and Director
Lloyd A. Wennlund	Executive Vice President and Director

The business address of each person listed above is the same as the address for NTI.

NTI also serves as investment adviser or sub-adviser to the following investment companies with investment objectives similar to the GNRE Fund:

Fund	Approximate Net Assets as of December 31, 2015 (in millions)	Annual Investment Advisory Fee
Flex Shares Morningstar Global Upstream Natural Resources Index Fund	$1,563	0.48%

E-1

APPENDIX F

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Contract”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT, LLC (“Adviser”), a non-profit limited liability company organized under the laws of the State of Texas, and                                 , a registered investment adviser organized under the laws of the State of                          (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the                                  (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.         Appointment. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Contract or another writing by the Trust, the Adviser and the Sub-Adviser.

2.         Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.         Duties as Sub-Adviser.

(a)        Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account. The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Contract in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)        In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)        The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser believes to be equitable over time and consistent with its fiduciary obligations to each account.

(d)        Except as permitted by law or an exemptive order or rule of the SEC, and the Trust’s policies and procedures adopted thereunder, the Sub-Adviser agrees that it will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Trust’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)        In furnishing services hereunder, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. This will not be deemed to prohibit: (i) the Sub-Adviser from consulting with any of its affiliated persons concerning transactions in securities or other assets; (ii) the Sub-Adviser from consulting with any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1; and (iii) the Sub-Adviser from consulting with a successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)        The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(g)        All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(h)        The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(i)        In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

4.         Further Duties. In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and Advisers Act and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5.         Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6.         Expenses. During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7.         Compensation. The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.         Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.         Indemnification.

(a)        The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b)        The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c)        The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d)        The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

10.         Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)        The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

(b)        The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

11.         Representations of Adviser. The Adviser represents, warrants and agrees that:

(a)        The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)        The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.         Representations of Sub-Adviser. The Sub-Adviser represents, warrants and agrees as follows:

(a)        The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b)        The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of a summary of the Compliance Procedures and any amendments thereto.

(c)        The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(d)        The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(e)        The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(f)        The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(g)        The Sub-Adviser will not use any material, non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliates or employees, nor will the Sub-Adviser seek to obtain any such information, in providing investment advice or investment management services to the Fund.

(h)        The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

13.         Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

16.         Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

17.         Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16.         Duration and Termination.

(a)        Unless sooner terminated as provided herein, this Contract shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund, unless any requirement for a vote of the outstanding voting securities of a Fund is rendered inapplicable by an order of exemption from the SEC.

(b)        Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

17.         Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18.         Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.         Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.         Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Contract may be signed in counterpart.

21.         Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail – return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of Melanie Childers. All notices provided to the Sub-Adviser will be sent to the attention of                             .

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of                     .2

.		GUIDESTONE FUNDS –

2401 Cedar Springs Road
Dallas, Texas 75201
Attest
By:		By:
Name:	Melanie Childers	Name:	John R. Jones
Title:	Vice President – Fund Operations	Title:	President

GUIDESTONE CAPITAL MANAGEMENT, LLC
2401 Cedar Springs Road
Dallas, Texas 75201
Attest
By:		By:
Name:	Matt L. Peden	Name:	Ronald C. Dugan, Jr.
Title:	Vice President and Chief Investment Officer	Title:	President

SUB-ADVISER

Attest
By:		By:
Name:		Name:
Title:		Title:

2 Original Contract dated

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE

Monthly

4.	Transaction and valuation reports, including investment performance.
5.

Report showing the derivative holdings. Such report showing derivative holdings should include a detailed calculation indicating the account is in compliance with the CFTC exemption provisions as outlined in the Investment Manager Mandate, and, if not specifically addressed within the Investment Manager Mandate, one of the following exemptions allowed under CFTC Rule 4.5 for registered mutual funds: (1) the percentage of the aggregate net notional value of all derivative positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio; or (2) the percentage of the aggregate initial margin and premiums for all positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio.

6.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

10.	GuideStone Funds Compliance Checklist.
11.

Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management, LLC any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

12.	Commission recapture report.
13.

All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

14.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.
15.	Attribution analysis report.
16.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.
17.

Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

18.	Report on notice of regulatory examinations and copies of any exam reports.

Annually

6.

SAS 70 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

7.	Updated proxy voting policy.
8.	Current code of ethics and Rule 17j-1 certification paragraph.
9.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.
10.	Updated Form ADV Parts 1 and 2, or more frequently if revised during the year.

Periodic

11.

Immediately furnish all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

12.

Promptly notify GuideStone Capital Management, LLC of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

13.	Timely advise GuideStone Capital Management, LLC of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.
14.	Advise GuideStone Capital Management, LLC of any changes in the Fund Account manager.
15.	Promptly inform GuideStone Capital Management, LLC of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.
16.	Meet with GuideStone Capital Management, LLC on a periodic basis for a formal Fund Account review.
17.	Advise GuideStone Capital Management, LLC of any pertinent issues that the Sub-Adviser deems to be of significant interest.
18.	Provide GuideStone Capital Management, LLC with reports or other information regarding brokerage and benefits received there from.
19.	Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the Sub-Adviser.
20.	Promptly notify GuideStone Capital Management, LLC of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management, LLC (“Adviser”) and                         , (“Sub-Adviser”) relating to the                                  (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Contract shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets	Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

Ronald C. Dugan, Jr.	President

Matt L. Peden	Vice President and Chief Investment Officer

Patrick Pattison	Vice President and Treasurer

Melanie Childers	Vice President – Fund Operations

Harold R. Loftin, Jr.	Secretary

Ronald W. Bass	Chief Compliance Officer